REICH & TANG ASSET MANAGEMENT, LLC
1411 Broadway, 28th Floor
New York, NY 10018

May 23, 2013

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W., Judiciary Plaza
Washington, D.C. 20549

Re:           Daily Income Fund
                 File No. 33-74470

Ladies and Gentlemen:

On behalf of Daily Income Fund (the "Fund") and pursuant to Rule 497(e) under the Securities Act of 1933, transmitted herewith a copy the supplement dated May 23, 2013 to the summary prospectuses and prospectuses for the Institutional, Institutional Service, Investor, Investor Service and Retail Share classes of the U.S. Treasury Portfolio, each dated July 27, 2012.

Pursuant to Rule 497(g), the supplement to the Prospectus has been marked with the registration number and rule number in the upper right hand corner.

Very truly yours,

Daily Income Fund

/s/ Christine Manna

By: Christine Manna
Secretary

Enclosures

Filed Pursuant to Rule 497 (e)
Registration No. 33-74470

U.S. Treasury Portfolio of Daily Income Fund

Institutional Class, Institutional Service Class, Investor Class,

Investor Service Class and Retail Class Shares

SUPPLEMENT DATED MAY 23, 2013, TO THE
SUMMARY PROSPECTUSES AND PROSPECTUSES, EACH DATED JULY 27, 2012

The purpose of this supplement is to inform you that the U.S. Treasury Portfolio of Daily Income Fund (the “Portfolio”) has revised certain language concerning its investment strategy.  The investment objective of the Portfolio has not changed.  The following sections of the Prospectus are revised effective May 23, 2013.

On page 2 of each Summary Prospectus and page 8 of each Prospectus, the first paragraph of “Principal Investment Strategies” should be replaced with the following:

“The Daily Income Fund (the “Fund”) seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share.  The U.S. Treasury Portfolio seeks to achieve its objective by investing at least 80% of the Portfolio’s net assets (plus any borrowings for investment purposes) in U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds (collectively, “U.S. Treasury Obligations”) with maturities of 397 days or less and repurchase agreements which are collateralized by U.S. Treasury Obligations.  Up to 20% of the Portfolio’s net assets may be invested in other United States Government obligations and repurchase agreements which are collateralized by such U.S. Government obligations.  The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.”

On page 2 of each Summary Prospectus and Page 8 of each Prospectus, the last bullet point under “Principal Risks” should be replaced with the following:

“ •      The U.S. Treasury Portfolio’s investment policy of primarily investing in U.S. Treasury Obligations and repurchase agreements collateralized by U.S. Treasury Obligations, while minimizing risk of loss, may produce a lower yield than a policy of investing in other types of instruments.  "

On page 22 of the Institutional Class, Investor Service Class and Retail Class Prospectuses and page 23 of the Institutional Service and Investor Class Prospectuses, the section entitled “Principal Investment Strategies – U.S. Treasury” should be replaced with the following:

“Under normal market circumstances, the U.S. Treasury Portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury Obligations with maturities of 397 days or less and repurchase agreements which are collateralized by U.S. Treasury Obligations.   Up to 20% of the Portfolio’s net assets may be invested in other United States Government obligations and repurchase agreements which are collateralized by such U.S. Government obligations.  The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund will enter into repurchase agreements for inclusion in the U.S. Treasury Portfolio only if the instruments serving as collateral for the agreements are eligible for inclusion in the U.S. Treasury Portfolio. The Portfolio’s investments may include the following securities:

(i)
United States Treasury Obligations:  Obligations issued by the full faith and credit of the United States.  U.S. Treasury Obligations include bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance.

(ii)
Repurchase Agreements:  The U.S. Treasury Portfolio may enter into repurchase agreements which are collateralized by U.S. Treasury Obligations.  A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

(iii)
Other United States Government Obligations:  Marketable securities and instruments issued or guaranteed by the full faith and credit of the United States Government. Such obligations include obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration.

(iv)
Other Repurchase Agreements:  The U.S. Treasury Portfolio may enter into repurchase agreements which are collateralized by obligations issued or guaranteed by the U.S. Government.  A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

The investment policies of the U.S. Treasury Portfolio may produce a lower yield than a policy of investing in other types of instruments.  The yield of the U.S. Treasury Portfolio is likely to be lower than the yield of the Money Market Portfolio.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference

UST Supplement_May 2013